UNITED STATES
                    SECURITY AND EXCHANGE COMMISSION
                          WASHINGTON, DC  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)  February 20, 2001

                         N-Vision Technology, Inc.
                         -------------------------
            (Exact name of registrant as specified in its charter)


75-2268672                       Delaware                           0-18656
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(IRS Number)                    (State of                         (Commission
                              Incorporation)                        File No.)


              11931 Wickchester, Suite 201, Houston, TX 77043
              -----------------------------------------------
                 (Address of Principal executive offices)


                              (281) 556-1375
                              --------------
                      (Registrant's telephone number)

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Item 4.Changes in Registrant's Certifying Accountant

(a)(1) (i) On February 20, 2001, the Company dismissed Arthur Andersen LLP as the Company's independent accountants.

       (ii)Arthur Andersen LLP's reports on the financial statements for the years ended August 30, 1998 and 1997 did not contain an adverse opinion or disclaimer, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports for both years contained a "going concern" paragraph.

       (iii) The dismissal of Arthur Andersen LLP was approved by the board of directors of the Company.

       (iv) During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of Arthur Andersen LLP, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Arthur Anderson LLP, would have cause Arthur Anderson LLP to make reference to the subject matter of the disagreement(s) in connection with its report.

       (v) During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of Arthur Andersen LLP, there have been no reportable events of the type required to be disclosed by
       Item 304(a)(1)(v) of Regulation S-K.

(2) The Company has engaged Thomas Leger & Co. LLP ("TLC") as its new independent accountants as of February 20, 2001. Prior to the engagement of TLC, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with TLC regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by TLC.

       (b)Not applicable.

       (c) The Company has provided Arthur Andersen LLP with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that Arthur Andersen LLP review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to
       Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Such letter will be filed by amendment as an exhibit to this Report upon receipt of the same.

ITEM 7  EXHIBITS

          2.1     Board of Directors consent without formal board meeting.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  N-VISION TECHNOLOGY, INC.

Dated: February 20, 2001
                                                  By: /s/ Joseph T. Kaminski
                                                     -----------------------
                                                     Joseph T. Kaminski
                                                     Chief Executive Officer